EXHIBIT 10.27a

LETTER AMENDMENT AND WAIVER

Dated as of November 21, 2006

To the banks, financial institutions

      and other institutional lenders

      (collectively, the “Lenders”)

      parties to the Credit Agreement

      referred to below and to Citicorp

      USA, Inc., as administrative agent,

      (the “Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Five Year Credit Agreement dated as of May 11, 2005 (the “Credit Agreement”) among Jabil Circuit, Inc. (the “Borrower”), the Agent and the other parties thereto. Capitalized terms not otherwise defined in this Letter Amendment and Waiver (this “Letter Amendment”) have the same meanings as specified in the Credit Agreement.

1. Amendment to Credit Agreement. It is hereby agreed by you and us that Section 5.02(d) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) Subsection(v) is amended in full to read as follows:

(v) Debt incurred or assumed or acquired by Subsidiaries of the Company organized under the laws of any country other than the United States of America or a State thereof aggregating for all such Subsidiaries of not more than the sum of $200,000,000 plus an amount, not to exceed $450,000,000, incurred by any Taiwanese Subsidiary of the Company in connection with the acquisition of Taiwan Green Point Enterprises Limited.

(b) Subsection (x) is amended by adding to the end thereof the word “and”.

(c) A new subsection (xi) is added immediately after Subsection (x) to read as follows:

(xi) Debt of a Person at the time such Person is merged into or consolidated with any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Debt was not created in contemplation of such merger, consolidation or acquisition.

2. Waiver. We hereby request that you waive, subject to the provisions hereof, solely for the period commencing on the date hereof through February 2, 2007 (the “Extended Delivery Date”), the requirements of Section 5.01(i)(i) and (ii) of the Credit Agreement.

On the Extended Delivery Date, if the Borrower shall not have delivered the information required to be delivered pursuant to Section 5.01(i)(i) and (ii) of the Credit Agreement in respect of the fiscal quarter ended November 31, 2006 and the fiscal year ended August 31, 2006, respectively, the waiver contained herein shall terminate without any further action by the Agent and the Lenders, it shall be an Event of Default under Section 6.01(c) and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement and the Notes with respect to any such Event of Default, as though no waiver had been granted by them hereunder.

3. Effectiveness, Etc. This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

JABIL CIRCUIT, INC.

By	Sergio Cadvid
Title:	Treasurer

Agreed as of the date first above written:

CITICORP USA, INC.,
as Agent and as a Lender

By	/s/ Julio Ojea Quintana
Title:	Director

JPMORGAN CHASE BANK, N.A.

By	/s/ Brian McDougal
Title:	Vice President

ABN AMRO BANK N.V.

By	/s/Frances O’R. Logan
Title:	Managing Director

By	/s/ Chris Lo
Title:	Assistant Vice President

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Eddie Dec
Title:	Senior Vice President

SUNTRUST BANK

By	/s/ Andrew S. Lee
Title:	Vice President

BNP PARIBAS

By	/s/ Mathew Harvey
Title:	Managing Director

By	/s/ Stuart Darby
Title:	Vice President

ROYAL BANK OF CANADA

By	/s/ Suzanne Kaicher
Title:	Attorney-in-Fact

BANK OF AMERICA, N.A.

By	/s/ Sugeet Manchanda Madan
Title:	Senior Vice President

MIZUHO CORPORATE BANK, LTD.

By	/s/ Bertram Tang
Title:	Senior Vice President & Team Leader

U.S. BANK, NATIONAL ASSOCIATION

By	/s/ Frances W. Josephic
Title:	Vice President

COMERICA BANK

By	/s/ Gerald R. Finney, Jr.
Title:	Vice President

CREDIT SUISSE, acting through its Cayman Islands Branch

By	/s/ Thomas R. Cantello
Title:	Vice President

By	/s/ Denise L. Alvarez
Title:	Associate

UBS LOAN FINANCE LLC

By	/s/ Richard L. Tavrow
Title:	Director

By	/s/ Irja R. Otsa
Title:	Associate Director

HSBC BANK USA, N.A.

By	/s/ Deborah Allen
Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By	/s/ Kevin R. Leer
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Shigeru Tsuru
Title:	Joint General Manager

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